Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF GEORGIA
                                 NEWNAN DIVISION


IN RE:                                }       CASE NUMBER
                                      }       02-10835
                                      }
The NewPower Company, et. al.         }       JUDGE        W. Homer Drake, Jr.
                                      }
DEBTORS                               }       CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                           FROM 9/30/06 To 10/31/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                      Paul Ferdinands
                                                      --------------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

P.O. Box 17296                                        191 Peachtree St.
Stamford, Ct 06907                                    Atlanta, GA 30303
Tel: (203) 329-8412                                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
For Period from September 30, 2006-October 31, 2006

Opening Cash Balance -8/31/06            $ 50,776

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other            89
-------------------------------------------------
Total Inflows                                  89
--------------------------------------------------------------------------------
                                                        Distribution of Outflows
Outflows:                                              NewPower     The NewPower
Post Petition:                                      Holdings, Inc.    Company

Professionals - Bankruptcy                      6            6
Consulting Fees                                22           22
Lockbox Fees
Supplies & Misc
Rent                                            1            1
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Payroll (inlcuding tax payments & fees)        11           11
T&E Reimbursements
State Tax Payments                             33           33
Distribution to Equity
--------------------------------------------------------------------------------
Total Outflows                                 72           72
--------------------------------------------------------------------------------

-------------------------------------------------
Net Cash Flows                                 17
-------------------------------------------------
                                         --------
Closing Cash Balance                     $ 50,793
=========================================--------
Amount of Cash Balance in  Reserve for
Classes 8 -12                              34,921

                                                                    Attachment 1
NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from September 30, 2006-October 31, 2006
Amounts in $000's


Accounts Receivable at Petition Date:        $ 75,200


Beginning of Month Balance*  - Gross         $ 13,476 (per 10/31/06 G/L)
PLUS:  Current Month New Billings                   -
LESS:  Collections During the Month                 -
                                            -----------
End of Month Balance - Gross                 $ 13,476 (per 10/31/06 G/L)
Allowance for Doubtful Accounts               (13,476)
                                            -----------
End of Month Balance - Net of Allowance      $      -
                                            ===========

                                    Note: The accounts receivable aging below
                                          relates only to deliveries to
                                          customers subsequent to the June 11,
                                          2002 petition date.



                                     AR Aging for Post Petition Receivables

                                  Current     > 30 days    > 60 days      Total
                                  ----------------------------------------------
                                    $ -          $ -         $ 111        $ 111

                                                                    Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from September 30, 2006-October 31, 2006
Amounts in $000's


See attached System Generated A/P reports as of 10/31/2006 (Attachments 2A and
2B).


Beginning of Period Balance                $   162   (per 10/31/06 G/L)
PLUS:  New Indebtedness Incurred               167
LESS:  Amounts Paid on A/P                     (67)
                                           ---------

End of Month Balance                       $   262   (per 10/31/06 G/L)
                                           =========

                                                                                                             Exhibit 2A
                                                 The New Power Company
                                                 Vendor Balance Detail
                                                 As of October 31, 2006

                                                             Type            Date           Amount          Balance
                                                        ---------------  --------------  --------------  --------------
      Archivesone                                                                                                0.00
                                                        Bill               10/23/2006           838.20         838.20
                                                        Bill Pmt -Check    10/28/2006          -838.20           0.00
                                                                                         --------------  --------------
      Total Archivesone                                                                           0.00           0.00

      Arkadin, Inc.                                                                                              0.00
                                                        Bill               10/23/2006            29.32          29.32
                                                        Bill Pmt -Check    10/28/2006           -29.32           0.00
                                                                                         --------------  --------------
      Total Arkadin, Inc.                                                                         0.00           0.00

      AT& T Wireless                                                                                             0.00
                                                        Bill               10/12/2006           127.99         127.99
                                                        Bill Pmt -Check    10/12/2006          -127.99           0.00
                                                                                         --------------  --------------
      Total AT& T Wireless                                                                        0.00           0.00

      Delaware Secretary of State                                                                                0.00
                                                        Bill               10/12/2006        33,000.00      33,000.00
                                                        Bill Pmt -Check    10/12/2006       -33,000.00           0.00
                                                                                         --------------  --------------
      Total Delaware Secretary of State                                                           0.00           0.00

      Kaster Moving Co. Inc.                                                                                     0.00
                                                        Bill               10/12/2006           450.30         450.30
                                                        Bill               10/12/2006            82.50         532.80
                                                        Bill Pmt -Check    10/12/2006          -450.30          82.50
                                                        Bill Pmt -Check    10/12/2006           -82.50           0.00
                                                                                         --------------  --------------
      Total Kaster Moving Co. Inc.                                                                0.00           0.00

      King and Spalding                                                                                          0.00
                                                        Bill               10/23/2006         4,215.50       4,215.50
                                                        Bill Pmt -Check    10/28/2006        -4,215.50           0.00
                                                                                         --------------  --------------
      Total King and Spalding                                                                     0.00           0.00

      Mellon Investors Services, LLC                                                                             0.00
                                                        Bill               10/12/2006         1,338.57       1,338.57
                                                        Bill Pmt -Check    10/12/2006        -1,338.57           0.00
                                                                                         --------------  --------------
      Total Mellon Investors Services, LLC                                                        0.00           0.00

      Mr. Gene Shanks                                                                                            0.00
                                                        Bill               10/12/2006        11,000.00      11,000.00
                                                        Bill Pmt -Check    10/12/2006       -11,000.00           0.00
                                                                                         --------------  --------------
      Total Mr. Gene Shanks                                                                       0.00           0.00

      Mr. Richard Weill                                                                                          0.00
                                                        Bill               10/12/2006        11,000.00      11,000.00
                                                        Bill Pmt -Check    10/12/2006       -11,000.00           0.00
                                                                                         --------------  --------------
      Total Mr. Richard Weill                                                                     0.00           0.00




                                                 The New Power Company
                                                 Vendor Balance Detail
                                                 As of October 31, 2006

                                                             Type            Date           Amount          Balance
                                                        ---------------  --------------  --------------  --------------
      Ms. Patricia Foster                                                                                        0.00
                                                        Bill               10/23/2006         1,068.00       1,068.00
                                                        Bill Pmt -Check    10/28/2006        -1,068.00           0.00
                                                                                         --------------  --------------
      Total Ms. Patricia Foster                                                                   0.00           0.00

      Poorman-Douglas Corporation                                                                                0.00
                                                        Bill               10/23/2006           424.38         424.38
                                                        Bill Pmt -Check    10/28/2006          -424.38           0.00
                                                                                         --------------  --------------
      Total Poorman-Douglas Corporation                                                           0.00           0.00

      Sidley Austin Brown & Wood                                                                                 0.00
                                                        Bill               10/31/2006       100,000.00     100,000.00
                                                                                         --------------  --------------
      Total Sidley Austin Brown & Wood                                                      100,000.00     100,000.00

      U.S. Trustee Program Payment Center                                                                        0.00
                                                        Bill               10/23/2006         3,750.00       3,750.00
                                                        Bill               10/23/2006           250.00       4,000.00
                                                        Bill Pmt -Check    10/28/2006        -3,750.00         250.00
                                                        Bill Pmt -Check    10/28/2006          -250.00           0.00
                                                                                         --------------  --------------
      Total U.S. Trustee Program Payment Center                                                   0.00           0.00
                                                                                         --------------  --------------

TOTAL                                                                                       100,000.00     100,000.00
                                                                                         ==============  ==============


                                                                                            167,574.76


                                                                      Exhibit 2B

                              The New Power Company
                              Unpaid Vendor Detail
                             As of October 31, 2006



               Name                                    Balance
-------------------------------------            ----------------
Sidley Austin Brown and Wood                         100,000.00
Franchise Tax Liability                              158,379.00
Payroll Tax Liablility                                 3,295.00
                                                 ----------------
                                                     161,674.00

                                                                    Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from September 30, 2006-October 31, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $      - (per 10/31/06 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                               ----------
End of Month Balance                            $      - (per 10/31/06 G/L)
                                               ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                               ----------

Fixed Assets at End of Period                   $      -
                                               ==========

                                                                    Attachment 4
                                                                    Page 1 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $      691,836.91
Total Deposits            $        2,809.69
Total Payments            $       69,944.14
Closing Balance           $      624,702.46
Service Charges           $          340.33

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                    Attachment 4
                                                                    Page 2 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Money Market

Beginning Balance         $      15,317,298.56
Total Deposits            $          26,405.17
Total Payments            $           3,969.74 Payroll Taxes
Closing Balance           $      15,339,733.99
Service Charges           $                  -

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                    Attachment 4
                                                                    Page 3 of 16

Name of Debtor :            NewPower Holdings Inc.
Case # :                    02-10835
Reporting Period:           10/01/2006-10/31/2006

Name of Bank:               JP Morgan Chase
Branch:                     New York ABA # 021000021
Account Name:               The New Power Company Reserve Account
Account Number:
Purpose of Account:         Reserve for Shareholder Distributions

Beginning Balance             $34,861,090.33
Total Deposits                $    60,103.67
Total Payments
Closing Balance               $34,921,194.00
Service Charges               $            -

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

January 2006 Interest         $    19,102.57
February 2006 Interest        $    17,263.46
March 2006 Interest           $    19,122.65
April 2006 Interest           $    27,821.49
May 2006 Interest             $    29,459.33
June 2006 Interest            $    28,533.24
July 2006 Interest            $    29,508.59
August 2006 Interest          $    29,533.65
September 2006 Interest       $    58,068.60
October2006Interest           $    60,103.67

Interest Calculations:

                                  Shares   Distribution  2004 Int.  2005 Int.    Q1 2006
Lana Pai                       1,032,000     608,880.00     729.73   3,944.28     961.94
Enron Energy Services          8,650,400   5,103,736.00   6,116.75  33,061.61   8,063.12
Cortez Energy Services         5,000,000   2,950,000.00   3,535.53  19,109.87   4,660.55
McGarrett I,  LLC              6,766,400   3,653,856.00   4,379.09  23,669.40   5,948.73
McGarrett II,  LLC             8,458,200   4,567,428.00   5,473.99  29,587.45   7,436.09
McGarrett III, LLC             2,791,800   1,507,572.00   1,806.80   9,765.94   2,454.43

Surfboards & Co.- warrants     5,404,800   2,918,592.00   3,497.89  18,906.41   4,751.67
EES Warrant Trust - warrants  24,117,800  13,023,612.00  15,608.59  84,365.96  21,203.35
Ari Benacerraf- options           10,000       5,400.00       6.47      34.98       8.81
                                          -------------  --------- ----------  ---------
                              62,231,400  34,339,076.00  41,154.84 222,445.89  55,488.70

                                Q2 2006     Q3 2006     Oct-06        Balance
Lana Pai                       1,423.08    1,942.08     996.72     618,877.82
Enron Energy Services         11,928.48   16,278.85   8,354.64   5,187,539.44
Cortez Energy Services         6,894.76    9,409.30   4,829.05   2,998,439.06
McGarrett I,  LLC              9,330.53   12,733.42   6,535.05   3,716,452.23
McGarrett II,  LLC            11,663.44   15,917.16   8,169.01   4,645,675.14
McGarrett III, LLC             3,849.76    5,253.78   2,696.35   1,533,399.05

Surfboards & Co.- warrants     7,452.96   10,171.08   5,220.01   2,968,592.02
EES Warrant Trust - warrants  33,257.27   45,386.35  23,293.20  13,246,726.71
Ari Benacerraf- options           13.79       18.82       9.66       5,492.53
                              ---------  ----------  ---------  -------------
                              85,814.06  117,110.84  60,103.67  34,921,194.00

                                                                    Attachment 4
                                                                    Page 4 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                     $69,592.87
Total Payments                     $69,592.87
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200954
Last Check issued this Period                              200970
Total # of checks issued this Period                           17

                                                                    Attachment 4
                                                                    Page 5 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             NA
Last Check issued this Period                              NA
Total # of checks issued this Period                       NA

                                                                    Attachment 4
                                                                    Page 6 of 16
Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 7 of 16
Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 8 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 9 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 10 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 11 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           $ -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 12 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 13 of 16
Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 14 of 16
Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 15 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 16 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2006-10/31/2006

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                       Exhibit 5

                             The New Power Company
                                  Check Detail
                                  October 2006

  Num        Date                          Name
-------   ----------    -----------------------------------    --------------
wire      10/12/2006    United States Treasury                       3,969.76
200954    10/12/2006    CT Commissioner of Revenue Services          1,512.48
200955    10/12/2006    M. Patricia Foster                           3,664.83
200956    10/12/2006    Mr. Gene Shanks                             11,000.00
200957    10/12/2006    Mr. Richard Weill                           11,000.00
200958    10/12/2006    Kaster Moving Co. Inc.                         450.30
200959    10/12/2006    Kaster Moving Co. Inc.                          82.50
200960    10/12/2006    AT& T Wireless                                 127.99
200961    10/12/2006    Mellon Investors Services, LLC               1,338.57
200962    10/12/2006    Delaware Secretary of State                 33,000.00
200963    10/28/2006    Arkadin, Inc.                                   29.32
200964    10/28/2006    King and Spalding                            4,215.50
200965    10/28/2006    Poorman-Douglas Corporation                    424.38
200966    10/28/2006    Archivesone                                    838.20
200967    10/28/2006    U.S. Trustee Program Payment Center          3,750.00
200968    10/28/2006    U.S. Trustee Program Payment Center            250.00
200969    10/28/2006    Ms. Patricia Foster                          1,068.00
200970    10/31/2006    M. Patricia Foster                           3,692.72

                                                                    Attachment 6
NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from September 30, 2006-October 31, 2006
Amounts in $000's

Taxes Paid During the Month


Employment Taxes                                5.2




Taxes Owed and Due

Payroll Tax Liability                           3.3

                                                                   Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from September 30, 2006-October 31, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                        Full Time   Part Time
# of Employees at beginning of period                                       1
# hired during the period                                       -           -
# terminated/resigned during period                             -           -
                                                      ------------------------
# employees on payroll - end of period                          0           1
                                                      ========================

# of employees on temporary consulting assignments                          0

Confirmation of Insurance
-------------------------

See supplemental attachment.*

* Omitted.

                                                                   Attachment 7B
                                                                  (Supplemental)

                   Payments made to insiders 10/01/06 1031/06

Payments are in gross amts

                 Title            Amount        Date         Type

FOSTER, MARY     President & CEO  $  5,208.33   10/15/2006   Salary for pay period 10/01 -10/15
                                  $  5,208.33   10/31/2006   Salary for pay period 10/16 -10/30

SHANKS, EUGENE   DIRECTOR         $ 11,000.00   10/12/2006   Board Fees

WEILL, RICHARD   DIRECTOR         $ 11,000.00   10/12/2006   Board Fees
                                  -----------
                                  $ 32,416.67
                                  ===========


                                                                    Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from September 30, 2006-October 31, 2006